Accounts payable - Detailed Information about Accounts Payable (Detail) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Noncurrent
Trade payable and related parties	$ 4	$ 8	$ 8
Guarantee deposits	1
Payables with partners of JO	1	1
Total, noncurrent account payable	6	9	8
Current
Trade payable and related parties	2,498	1,880	1,627
Guarantee deposits	5	7	9
Payables with partners of JO	50	60	60
Miscellaneous	11	16	21
Total, current account payable	$ 2,564	$ 1,963	$ 1,717